                             THE

                             SELECTED FUNDS

                             ANNUAL REPORT


                             DECEMBER 31, 1999








                             [LEAF]








                       SELECTED
                       FUNDS

                       Selecting Quality Companies for the Long Term (Trademark)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

As we enter the new millennium, we must recognize that the market has come a long way and is starting from a high base. We are unlikely to continue enjoying the twin benefits of steeply falling interest rates and rising corporate profits as a percentage of gross domestic product that propelled stock prices and price/earnings ratios sharply higher in the last two decades or so of the 20th century. Corporate profits have been inflated by various accounting practices. In addition, while the Internet holds great possibilities for many businesses, it is disrupting profitability for others.

Throughout modern times, we have seen the development of different networks that linked people and businesses together and changed history. Examples include the railroad, automobile/highway, electricity, air travel and telephone networks. Today, the Internet is transforming the world through an electronic network that transmits video, voice and data at ever-increasing speeds and ever-reducing costs.

For many companies, the "net net" conclusion is that they must convert their businesses to e-businesses or they will have no business. As a result, the Internet revolution, like other revolutions before it, has spawned enormous investment spending--creating a high degree of optimism and speculation, perhaps even a financial bubble. Yet this speculation has also facilitated the raising of low-cost capital and given the United States a first-mover advantage in developing the Internet and driving it forward.

A recession or high interest rates would reduce the availability of capital and spending on the Internet. We think policymakers have been willing to live with some froth in the market because they believe the good of the Internet outweighs the bad. The Internet should have a huge positive impact on productivity and cost structures, and maintaining our leadership position is worth the risk of not taking actions that could lead to recession. Continued investment in the Internet is necessary for the good of the country and our competitive health.

At the same time, many business models will have to change and there definitely will be losers as well as winners, as there have always been with any technological advance. For example, as more business is done directly via the Internet, middleman industries like distributors are particularly vulnerable. Many established companies are going to have to provide greater value-added with their services or their customers will turn to the Internet. The impact of these businesses modernizing and taking restructuring charges will not necessarily be bullish for corporate profits in the early stages.

Moreover, it is impossible to predict which of the new dot.com companies will thrive or even survive over time. When you look at other industries that transformed the country like autos and airplanes, you see that most of the pioneering companies in those industries are no longer in business today.

We think we may be closing another chapter in the market's history and facing a future that does not hold as many favorable macro factors. The Internet is both a driver and a destroyer. Companies old and new are caught up in a Darwinian struggle, trying to anticipate which business models will work and which will not work. Hopefully, this will be a process of creative destruction and the economy overall will emerge the better for it. But struggles are not necessarily good for corporate profits, and we don't think it will be as easy--if, indeed, it has ever been easy--to make money in stocks. As a result, stock selection will be more crucial than ever.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Because we are in a time of ferment and change, we think a premium will be paid for company managements that "get it" and invest their shareholders' money correctly to position the company for the future. In addition, with the U.S. market unlikely to enjoy the big tailwind of expanding P/E ratios that it did over the past 15 or 20 years, we think having a global perspective may be increasingly important. Multinational companies have an advantage in that they can allocate their capital around the world to areas where GDP growth is expected to be the fastest.

Some foreign economies such as Germany and Japan appear to be behind us in their evolution, and they may offer greater opportunities as more and more of their businesses streamline and restructure. On the other hand, the United States is a moving target, and it will not be easy for other countries to catch us because we are driving our Internet development so rapidly.

If the Dow were to increase at the same pace over the next two decades as it did over the past two, it would stand at roughly 100,000 in 2020. We are certain that will not happen. However, if the Dow were to compound at a rate of 7% or 8% a year, it could reach 40,000 or 50,000 over that time frame--meaning the market still offers considerable opportunities for long-term wealth building.1 As always, we will focus on buying growing companies at reasonable prices that are led by management teams who respond dynamically to change. We are on a long voyage with our shareholders and our money is invested shoulder-to-shoulder with theirs. We are not overly optimistic. We are not pessimistic. We are trying to be realistic.


Sincerely,

/s/ James J. McMonagle            /s/ Shelby M.C. Davis

James J. McMonagle                Shelby M.C. Davis
Chairman                          Senior Research Adviser

February 4, 2000

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES, INC.

PERFORMANCE OVERVIEW

Selected American Shares generated a total return of 20.32% for the one-year period ended December 31, 19992, roughly in line with the 21.04% return for the Standard & Poor's 500 Index3 and far outpacing the average return of 11.28% for the 281 large-cap value funds tracked by Lipper Analytical Services.4 From May 1, 1993 through December 31, 1999, the approximate period that Davis Selected Advisers has managed Selected American Shares, the Fund provided an average annual total return of 21.33%, ranking the Fund seventh out of 74 funds in the Lipper Large-Cap Value Fund category. According to Morningstar, "This fund's managers have quietly outmaneuvered their peers too. By picking good stocks and then letting them ride, they've trounced most large-value funds.... In short, this fund remains a keeper."5

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund in 1999?

A. Investors often speak of stock market performance in terms of breadth or narrowness. By this they are describing whether a move in the market was enjoyed by a broad range of companies or by only a select few. Like 1998, 1999 was a year of extraordinary narrowness in the market. The handsome gains enjoyed by the S&P 500 Index, which were comparable to the gains enjoyed by Selected American Shares, were produced by the exceptionally strong performance of a very few stocks.
The vast majority of stocks posted weak performance.

As even the most casual market observer knows, 1999 was a year of extraordinary performance in the technology sector. While many of the gains in this sector were reaped by companies with virtually no earnings and no clear path to developing significant earnings, the performance of more old-fashioned technology companies--if that is not an oxymoron--was also exceptional. Importantly, the shares of technology companies that the Fund owns--such as IBM, Hewlett-Packard and Texas Instruments6-- did not just reflect changes in psychology or a new-era mania, but instead reflected substantial gains in their core businesses.

Corporate customers continue to flock to IBM to seek advice and solutions for addressing the Internet. Hewlett-Packard's wonderful printing business continues to benefit from the rise of e-mail and digital photography. Texas Instruments, the Fund's star performer of the year, is beginning to reap the rewards of its prescient commitment to the world of digital signal processors--a fancy word for describing the computer chips that lie at the heart of everything from cellular phones and digital cameras to new generation automobiles.

Q. What about the performance of financial stocks in 1999?

A. Most market observers would describe 1999 as a terrible year for financial stocks. The PHLX/KBW Bank Index, for example, fell 2.12% in 1999 while the threat of increasing interest rates spooked investors throughout the sector.3 Although the Fund owns a number of financial stocks whose value declined and whose earnings outlook deteriorated somewhat last year, it is notable that four of our five largest holdings in the financial area achieved exceptional gains, handily outperforming the S&P 500.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

American Express, the Fund's largest holding, rose more than 60%, perhaps reflecting the fact that the Internet does not accept cash. The international powerhouse, American International Group, also one of the Fund's top 10 holdings, advanced almost 40%. AIG enjoyed a remarkable expansion in its price/earnings (P/E) ratio to almost unprecedented levels. Despite this dramatic appreciation, this outstanding international growth company still trades at only a slight premium to the valuation of the S&P Index.

Two other large holdings in the financial sector--Citigroup and Morgan Stanley Dean Witter--remain great beneficiaries of worldwide privatization, the globalization of trade and finance, unprecedented mergers and acquisitions activity, and strong capital markets. We continue to think that these companies are two of only a handful of American powerhouses that make up a global oligopoly in the investment banking business.

Q. What holdings performed unsatisfactorily last year?

A. As always, the Fund owned some companies whose stocks performed poorly. Among these were Wells Fargo, Berkshire Hathaway, McDonald's, Household International, and Martin Marietta Materials. Significantly, the poor performance of these stocks was not a reflection of poor performance in their underlying businesses. It is important to distinguish these types of stocks from stocks where poor returns reflected a substantial decline in the operating performance of those businesses. It is this latter group that Ken and I categorize as mistakes, and we certainly had our share of these in 1999.

Chief among these mistakes must be our mis-assessment of Waste Management. While the Fund's holdings in this company were never among our largest, it was certainly our largest mistake. It now appears that the company's financial statements were inaccurate and that senior management knowingly covered up deteriorating operating results. Ken and I feel we were slow to pick up on the warning signs of weakening operations and strained financials.

To this list, we must also add Philip Morris where we failed to anticipate material setbacks for the company in the legal arena. In analyzing our holding in Progressive Corp., still one of the best companies in the auto insurance business, we were slow to recognize the huge impact that greater price competition would have on earnings. In the case of another insurer, UNUM, we were mistaken in our assessment of the profitability of the company's core business.

Nevertheless, we know that we are in a batting average business, and we must be willing to swing at the ball to improve. But we must also remember that the only value of mistakes lies in the lessons that we learn from them. As my grandfather Shelby Cullom Davis once said, "If you do not admit you make mistakes, you do not learn from them."

Q. What is your outlook as we move into the next century?

A. In his commentary at the beginning of this annual report, my father Shelby M.C. Davis has clearly described the challenges that in all likelihood lie ahead and the issues on which Ken and I must always remain focused. A wag once famously said that the four most expensive words on Wall Street are, "This time is different." But clearly as we look out at this new economy, some things are different. Venerable companies with stable businesses are under attack from this new juggernaut called the Internet. Business plans that once could have been carved in stone must be completely reassessed.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In addition to these changes in technology, other powerful forces are at work creating an environment of uncertainty. For example, investors have been lulled into a sense of complacency by the seemingly routine predictability of quarterly earnings gains that may have been more the result of elastic accounting than a true reflection of the underlying businesses. In many industries there is also the specter of increased government regulation, from price controls in the pharmaceutical industry to regulatory intervention in the development of the broadband Internet.

Finally, without making economic predictions, we must always remember that the level of interest rates plays a vital role in our evaluation of companies for one simple reason: no company is worth more or less than the present value of its future cash flows. In determining that present value, one must do two things: first, make predictions about the future cash flows generated by the business in question and, second, discount those cash flows to the present using an interest rate that reflects the available risk-free alternatives. The higher this interest rate, the lower the present value of those future earnings streams and, therefore, the lower the valuation for the stock in question. Warren Buffett once said that interest rates act like gravity in the financial markets. Higher rates would certainly weigh down stock valuations.

I would like to end with an interesting quotation from an interview given by my father that appeared in Business Week magazine. In it he says, we guarantee that we "will never be number one in a roaring speculative bull market. [We] eschew the go-go philosophy that made instant winners [last year] of funds that favored letter stock, new issues and hotshot over-the-counter securities." What makes this observation so interesting is that it appeared in the February 7th issue of Business Week in the year 1970, not long before the onset of the worst bear market since the depression.

But lest we become too pessimistic, it is notable that in the same interview my father states, "In a bull market, all you need is a great stock. In a bear market, you need a great company." Ken and I feel that in Selected American Shares we own many great companies run by great executives. While we think that the next five years may be difficult ones for the overall market, we believe that, at today's prices, the valuations for the companies we own are not excessive and that patient, long-term investors will be rewarded for riding through the inevitable financial storms that are likely to follow the smooth sailing of the last decade.(7)

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares generated a return of 16.83% for the 12 months ended December 31, 1999,(2) outpacing the 14.72% return posted by the S&P MidCap 400 Index.3 The Fund's fourth-quarter return of 19.39% also exceeded the 17.19% return of the S&P MidCap 400 Index. Unlike more aggressive small-cap and mid-cap funds, Selected Special Shares seeks to deliver less volatile returns while building long-term wealth for shareholders. The Fund's three-year and five-year results--average annual returns of 22.67% and 22.61%, respectively--reflect this objective.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q. Could you summarize the performance of small and mid-cap stocks in 1999?

A. The first half of 1999 was dominated by large-cap stocks. Small and mid-cap stocks started to do better in the second half because of strong fundamentals and relatively attractive valuations. Their better performance is reflected in the Fund's solid fourth quarter gains of 19.39%. The companies that performed particularly well for us in 1999 include Tiffany, Teradyne, Computer Sciences, Legato Systems (sold in early January 2000), Lexmark, Charles Schwab, Flextronics, Jabil Circuit, Home Depot and Heidrick & Struggles.6 Many of these companies also were top contributors to performance in the fourth quarter. However, three of these companies--Lexmark, Charles Schwab and Heidrick & Struggles--did not make the list of top performers in the fourth quarter and were replaced by Kansas City Southern, KLA-Tencor and WinStar Communications. Many of these stocks have been held for some time and some of them did not really move until the fourth quarter. As committed long-term investors, we recognize that stock prices do not progress in straight lines. We may ride through quarters when stocks of companies we own may be dormant despite their future growth potential, and perhaps even add to our positions if share prices drop. Computer Sciences is an example. The stock was a lackluster performer throughout much of 1999 despite the accelerating earnings growth we projected for this computer services outsourcing company. Then, early in December, two major brokerage firms recommended the stock and the shares advanced 45% during the month. We believe being early and doing one's own research are always best. So while Computer Sciences held the Fund's performance back early in the year, the stock recovered strongly by year-end.

Another longtime holding that soared in the fourth quarter was Tiffany (+49%). The company has been hitting on all cylinders, both productwise and geographically, including Japan. Tiffany enjoyed a tremendous Christmas season thanks to a strong economy and a focus on lasting gifts in keeping with the millennium. Tiffany's outlook remains bright in terms of product lines and geographic locations. The company should benefit going forward from its new propriety diamond ring setting, Lucida, which has been enthusiastically received.

Technology was a strong area all year and particularly so in the fourth quarter. That is reflected in the performance of Fund holdings such as Teradyne, Flextronics and KLA-Tencor.

Two stocks that did not perform well last year, in part in sympathy with certain competitors that had fundamental problems, were drugstore chain CVS and drug distributor Cardinal Health. Fundamentals for these two companies have remained strong. We remain positive about the outlook for both companies and anticipate them bouncing back off fourth quarter tax selling and appreciating at least in line with their approximate 20% earnings growth rates.

Q. What are some of your other favorite investment themes?

A. Outsourcing continues to be one of the major themes. One area of particular opportunity results from the tremendous technological change in communications relating to the move to fiber optics networking. The amount of information transmitted over a strand of glass is doubling every 9-12 months--even faster than the doubling every 18 months in the number of transistors squeezed on a silicon chip as described by Moore's law. This rapid growth is creating enormous pressures on manufacturers, and companies such as Lucent and Nortel are increasingly reducing time to market by outsourcing. Contract manufacturers that we like include Flextronics and Jabil Circuit. Outsourcing is a strong trend that we believe will only get stronger.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER - CONTINUED

Wireless communications are booming, and new generations of video game machines and Internet phones are about to be introduced. Investments we like include WinStar in the field of fixed wireless phones and Molex, a longtime Fund holding and a component manufacturer for various communication, computer and entertainment products.

In addition, the Internet is driving huge change, just as the advent of electricity and the automobile did a century ago. We continue to hunt for ways to capitalize on the Internet revolution, although the Fund focuses less on pure Internet companies than on traditional companies that use the Internet effectively.

A number of the Fund's holdings are beneficiaries of the new economy. These range from Computer Sciences, which helps companies with systems integration and Internet-enabling capabilities, to Paychex, a data processing company that is benefiting from business applications of the Internet, to Sepracor in the biotech and pharmaceutical field. It is also good news that we began the year 2000 without any significant Y2K computer problems worldwide. This should accelerate the ramp up of projects that may have been deferred because of Y2K concerns.

Charles Schwab is a company that we have owned for some time that we believe is positioning itself well for the new economy. Schwab recently announced that it is acquiring U.S. Trust--a significant strategic move that we see as Web-enabling high net worth wealth management.

A tangential example of an Internet beneficiary is Heidrick & Struggles, a company in the high-level executive recruiting business that is filling a need in a tight market for executives that is related in part to the explosion of new dot.com companies as well as to demand from existing companies that are expanding rapidly in this period of global growth. An interesting aspect of Heidrick & Struggles is the "hidden" assets that it has accumulated through various venture capital investments in dot.com companies.

Q. What is your current outlook and how is the Fund positioned for that environment?

A. We anticipate that interest rates will trend upwards from current levels, which is likely to be somewhat of a dampener on old economy companies. New economy companies should be less affected by interest rate moves because the new economy is driven more by intellectual capital than physical capital. The competitive impetus to increase productivity and offset labor constraints is so great that it drives capital spending over and beyond interest rate trends. The new Internet-based economy is a global phenomenon that represents an enormous sea change. Companies must adapt to survive, and sometimes newness has advantages such as agility. There is some logic to new economy companies having very different valuations from old economy companies.

The speed of change is accelerating and creating numerous opportunities in fiber optics, wireless communications and business-to-business (B2B) commerce. The Internet is producing numerous discontinuities and first-mover advantage can result in tremendous market opportunities.

As always, the Fund invests on a stock-by-stock basis--looking at such factors as strength of management and consistency of earnings as well as valuations, such as the price/earnings to growth [(P/E)/G] ratio. A continuing strategy is to invest in stocks at favorable P/E ratios to their projected earnings growth rates or to the overall market. We estimate that the year 2000 earnings growth rate on the Fund's portfolio is around 25%, for which we are currently paying a P/E multiple of about 28 times earnings. This works out to a P/E to growth ratio of 1.12. We think that this is attractive relative to the S&P 500, which we estimate has a growth rate of about 10%--less than half the estimated growth rate of the Fund--and a P/E ratio approximately the same as the Fund's.(7)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund declined 1.97% for the one-year period ended December 31, 1999.2 The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index,3 rose 0.44% over the same period while the 124 funds included in Lipper Analytical Services' Intermediate U.S.
Government Fund category decreased an average of 1.68%.4

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the Fund's performance in 1999?

A. The year 1999 was the worst year for the bond market since 1994 and the second worst year since 1973. Between August 1, the date that I became portfolio manager of the Fund, and the end of the year, the market was in a fairly continuous downtrend with only a few up days recorded. The primary reason for the market's sell off was the fear that inflationary forces could resurface as the nation continued to enjoy robust economic growth. The Federal Reserve raised interest rates three times in 1999 and is likely to raise rates further in 2000 in an effort to moderate the economy and keep inflation in check.

The Fund underperformed its peer group last year for two key reasons. First, the overall maturity of the Fund's investments was somewhat longer than it should have been because longer term securities tend to be more volatile and fall further than shorter term securities in a rising interest rate environment. Second, the Fund was invested fairly heavily in mortgage-backed securities through the first seven months of 1999, and these securities tend to decline even more than other bonds during periods of increasing interest rates because mortgage refinancings drop off. With fewer homeowners paying off their mortgages ahead of schedule, the mortgage-backed securities remain outstanding longer than originally expected and that money is not available to reinvest at higher current interest rates.

Q. How is the Fund positioned today?

A. In August, we began a restructuring of the Fund's portfolio that was completed by the middle of October. Currently the portfolio is invested approximately one-third in highly liquid, actively traded U.S. government agency securities; one-third in U.S. Treasury securities, where the Fund essentially had no exposure before; and one-third in the mortgage sector, but in issues backed by 15-year mortgages rather than 30-year mortgages.6

As we restructured the portfolio, our focus was on liquidity, liquidity, liquidity in order to maintain a high degree of flexibility given the uncertain interest rate climate. We also shortened the weighted average effective maturity of the portfolio (taking into account bond call features and the average life of mortgage-backed securities) to around 5 years. Once the economy shows signs of slowing and interest rates begin to peak, we anticipate lengthening maturities within the intermediate-term range (three to 10 years) in order to take advantage of the higher yields and price appreciation potential of longer term securities in a declining interest rate environment.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Q. What is your general strategy in managing the Fund?

A. Our goal is to provide investors with a well diversified portfolio that allows them to participate in the returns and security of U.S. government bonds. We employ a research process focused on evaluating U.S. economic and interest rate trends, which essentially drive bond market performance. We are also committed to a long-term, buy-and-hold approach designed to reduce portfolio turnover. However, we do anticipate making slight adjustments among the percentages allocated to the three major sectors of the government market--Treasuries, government agencies and mortgage-backed securities--as relative values and opportunities change.

The Selected U.S. Government Income Fund is intended to help create a strong foundation for any long-term investment plan. The Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(7)

------------------------------

This annual report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) This example illustrates the power of compounding over a 20-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ending December 31, 1999.

-------------------------------------------------------------------------
FUND NAME                          1 YEAR    3 YEAR    5 YEAR   10 YEAR
-------------------------------------------------------------------------
Selected American Shares           20.32%    24.29%    28.21%   18.05%
-------------------------------------------------------------------------
Selected Special Shares            16.83%    22.67%    22.61%   14.26%
-------------------------------------------------------------------------
Selected U.S. Government Income    (1.97%)    3.67%     5.85%    6.11%
-------------------------------------------------------------------------

(3) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

  I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

  II. The PHLX/KBW Bank Index is a capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector and was developed with a base value of 195 as of October 21, 1991.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


  III. The S&P Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

  IV. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(4) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

For the one, five and ten-year period ended 12/31/99, Selected American Shares was ranked as follows: 33 out of 281 funds, 5 out of 119 funds, and 4 out of 46 funds, respectively, in the Lipper "Large Cap Value Funds" category.

(5) Source: Morningstar Mutual Funds, April 22, 1999.

(6) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(7) This report reflects the professional opinions of the Funds' portfolio managers. All investments involve some degree of risk. There can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELECTED AMERICAN SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 1999

================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)  SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)

Common Stocks                 98.3%      Banks and Savings and Loan        6.6%
Preferred Stocks               1.1%      Real Estate                       2.4%
Short Term Investments,                  Building Material                 3.8%
  Other Assets & Liabilities   0.6%      Financial                        23.8%
                                         Food/Beverage                     3.8%
                                         Other                             5.9%
                                         Insurance                         8.4%
                                         Pharmaceutical and Health Care    5.0%
                                         Electronics                       8.8%
                                         Publishing                        2.6%
                                         Telecommunications                5.5%
                                         Technology                       18.9%
                                         Diversified                       4.5%

TOP 10 HOLDINGS
STOCK                                  SECTOR                                 % OF FUND NET ASSETS
--------------------------------------------------------------------------------------------------
American Express Co.                   Financial                                     6.69%
Hewlett-Packard Co.                    Technology                                    5.80%
Texas Instruments Inc.                 Electronics                                   5.05%
Morgan Stanley Dean Witter & Co.       Investment Firms                              4.96%
American International Group, Inc.     Property/Casualty Insurance                   4.75%
Citigroup, Inc.                        Financial                                     4.73%
Wells Fargo Co.                        Banks and Savings & Loan Associations         4.26%
International Business Machines Corp.  Technology                                    4.17%
McDonald's Corp.                       Food/Beverage & Restaurant                    3.75%
Household International, Inc.          Financial                                     3.23%

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

================================================================================

NEW POSITIONS ADDED (1/1/99-12/31/99)
(Highlighted Positions are those greater than 0.99% of Net Assets)

                                                                                               DATE OF 1ST       % OF 12/31/99
SECURITY                                      SECTOR                                            PURCHASE        FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                    Telecommunications                                11/17/99              0.21%
AT&T Corp.                                    Telecommunications                                02/01/99              0.11%
Colgate-Palmolive Co.                         Consumer Products                                 02/03/99              0.47%
Dow Jones & Co., Inc.                         Publishing                                        01/07/99              0.32%
Globalstar Telecommunications Ltd.            Telecommunications                                04/08/99              0.54%
Koninklijke Philips Electronics N.V.          Electronics                                       02/08/99              0.46%
Lexmark International Group, Inc., Class A    Technology                                        11/01/99              1.46%
Loral Space & Communications, Ltd.            Telecommunications                                04/06/99              0.78%
Marriott International, Inc.                  Hotels & Motels                                   01/29/99              0.84%
MediaOne Group, Inc.                          Telecommunications                                12/01/99              1.39%
Monsanto Co.                                  Agricultural                                      05/10/99              0.22%
Novell, Inc.                                  Technology                                        10/05/99              1.30%
Oracle Corp.                                  Technology                                        04/29/99              2.39%
Providian Financial Corp.                     Financial                                         05/21/99              1.82%
SAP AG-ADR                                    Technology                                        02/25/99              0.39%
SAP AG, Pfd                                   Technology                                        02/26/99              0.81%
UBS AG                                        Banks & Savings & Loan Associations               04/13/99               --
Unisys Corp.                                  Technology                                        06/11/99              0.21%
United Parcel Service, Inc.                   Transportation - Services                         11/09/99               --
UnumProvident Corp.                           Life Insurance                                    02/03/99              0.44%
Waste Management, Inc.                        Waste Management Services                         01/13/99              0.13%
WPP Group PLC                                 Advertising Agencies                              01/06/99              0.09%

POSITIONS CLOSED (1/1/99-12/31/99) (Gains and losses greater than $3 million are highlighted)

                                                                                             DATE OF FINAL
SECURITY                                      SECTOR                                              SALE             GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
AirTouch Communications, Inc.
      4.25%, Ser. C Conv. Pfd                 Telecommunications                                02/19/99            1,611,142
AirTouch Communications, Inc.                 Telecommunications                                02/23/99           44,236,733
The Allstate Corp.                            Property/Casualty Insurance                       09/14/99           23,104,876
Banc One Corp.                                Banks & Savings & Loan
                                                Associations                                    10/20/99           (4,733,328)
Bank of America Corp.                         Banks & Savings & Loan
                                                Associations                                    11/01/99           10,014,983
British Petroleum Company PLC - ADR           Energy                                            02/25/99            1,347,310
Burlington Northern Santa Fe                  Railroad                                          02/22/99            2,787,243
Canadian National Railway Co.                 Railroad                                          02/16/99             (286,605)
Cooper Cameron Corp.                          Energy                                            08/18/99            3,889,492

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

================================================================================

POSITIONS CLOSED (1/1/99-12/31/99) - CONTINUED

SECURITY                                   SECTOR                          DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Halliburton Co.                            Energy                               06/03/99          9,236,397
Johnson & Johnson                          Pharmaceutical &
                                               Health Care                      05/25/99         12,085,467
Mack-Cali Realty Corp.                     Real Estate                          08/24/99           (455,036)
Micron Technology , Inc.                   Electronics                          01/15/99          4,492,722
The News Corporation Ltd., Sponsored ADR   Publishing                           01/20/99            477,752
Noble Affiliates, Inc.                     Energy                               03/05/99         (3,198,689)
Novartis AG - ADR                          Pharmaceutical &
                                               Health Care                      05/14/99          2,509,603
Patriot American Hospitality, Inc.         Real Estate                          02/05/99           (397,794)
Schlumberger Ltd.                          Energy                               04/16/99          6,223,347
Smith International, Inc.                  Energy                               04/15/99           (263,120)
UBS AG                                     Banks & Savings & Loan
                                               Associations                     11/03/99         (7,428,773)
United Parcel Service, Inc.                Transportation - Services            11/10/99            728,049

SELECTED AMERICAN SHARES, INC.
COMPARISON OF SELECTED AMERICAN SHARES, INC. AND STANDARD & POOR'S 500
STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 1999.

         One Year .......................................      20.32%
         Five Years......................................      28.21%
         Ten Years.......................................      18.05%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1989. As the chart below shows, by December 31, 1999 the value of your investment would have grown to $52,595 - a 425.95% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

                         S&P 500             SAS
                         -------             ---
1989                    10,000.00          10,000.00
1990                     9,689.00           9,609.70
1991                    12,635.00          14,054.72
1992                    13,596.00          14,869.18
1993                    14,963.00          15,675.48
1994                    15,160.00          15,174.37
1995                    20,850.00          20,954.95
1996                    25,634.00          27,395.48
1997                    34,183.00          37,596.16
1998                    43,951.00          43,713.99
1999                    53,198.00          52,594.75

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 1999

================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)  SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)

Common Stocks                 99.4%      Industrial Products            5.1%
Other Assets & Liabilities     0.6%      Healthcare                     3.7%
                                         Electronics                   12.9%
                                         Retailing                     19.0%
                                         Entertainment/Leisure          5.7%
                                         Financial Services             9.8%
                                         Energy                         2.9%
                                         Home/Office Furniture          2.9%
                                         Information Processing        18.4%
                                         Transportation                 2.8%
                                         Communications                 4.3%
                                         Employee Staffing              7.1%
                                         Other                          5.4%


TOP 10 HOLDINGS STOCK                           SECTOR                                           % OF FUND NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                   Retailing                                                 7.47%
Computer Sciences Corp.                         Information Processing - Services                         6.16%
Teradyne, Inc.                                  Electronics                                               3.68%
Legato Systems, Inc.                            Information Processing - Software                         3.19%
Lexmark International Group, Inc. Class A       Information Processing - Office Equipment                 2.94%
Molex Inc., Class A                             Industrial Products                                       2.92%
Home Depot, Inc. (The)                          Retailing                                                 2.87%
Kansas City Southern Industries, Inc.           Transportation                                            2.77%
Jabil Circuit, Inc.                             Electronics                                               2.71%
Kohl's Corp.                                    Retailing                                                 2.71%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

====================================================================================================================
NEW POSITIONS ADDED (1/1/99-12/31/99)
(Highlighted Positions are those greater than 0.99% of Net Assets)
                                                                                       DATE OF 1ST   % OF 12/31/99
SECURITY                                        SECTOR                                  PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Ann Taylor Stores Corp.                         Apparel                                 11/24/99         1.28%
Baker Hughes Inc.                               Energy                                  10/05/99         --
Bausch & Lomb, Inc.                             Healthcare                              06/16/99         --
Blackrock, Inc.                                 Financial Services                      10/01/99         0.72%
Buca, Inc.                                      Restaurant & Food                       04/21/99         --
Cheap Tickets, Inc.                             Retailing                               03/19/99         0.38%
Dell Computer Corp. Call Option                 Information Processing -
                                                   Office Equipment                     02/25/99         --
FreeMarkets, Inc.                               Retailing                               12/09/99         0.03%
Grainger, W.W., Inc.                            Industrial Products                     09/23/99         0.67%
H&R Block, Inc.                                 Financial Services                      03/04/99         1.42%
Heidrick & Struggles International, Inc.        Employee Staffing                       04/28/99         1.44%
internet.com LLC                                Information Processing - Services       06/25/99         --
iVillage Inc.                                   Internet Content                        03/18/99         --
Jabil Circuit. Inc.                             Electronics                             03/04/99         2.71%
Juniper Networks, Inc.                          Information Processing - Services       06/24/99         --
KLA-Tencor Corp.                                Electronics                             07/08/99         2.07%
Knight/Trimark Group, Inc. Class A              Financial Services                      06/09/99         --
Legato Systems, Inc.                            Information Processing - Software       06/09/99         3.19%
Linear Technology Corp.                         Electronics                             12/06/99         1.80%
Nabors Industries, Inc.                         Energy                                  08/16/99         1.45%
OneSource Information Services, Inc.            Information Processing - Services       05/19/99         0.31%
Penton Media, Inc.                              Communications                          06/23/99         --
Pepsi-Cola Puerto Rico Bottling Co.             Food/Beverage                           02/18/99         --
Phelps Dodge Corp.                              Chemicals/Metals                        08/12/99         0.15%
ProBusiness Services, Inc.                      Information Processing - Services       10/29/99         0.20%
Red Hat, Inc.                                   Information Processing - Software       08/11/99         0.02%
Sealed Air Corp.                                Industrial Products                     12/22/99         0.48%
ServiceMaster Co. (The)                         Employee Staffing                       04/16/99         0.46%
SFX Entertainment, Inc.                         Entertainment/Leisure Time              08/17/99         0.84%
Tandy Corp.                                     Retailing                               03/11/99         2.29%
TD Waterhouse Group, Inc.                       Financial Services                      12/08/99         0.46%
Telephone and Data Systems, Inc.                Communications                          10/11/99         0.35%
Teradyne, Inc.                                  Electronics                             03/19/99         3.68%
TranSwitch Corp.                                Communications                          10/13/99         0.34%
Univision Communications, Inc. Class A          Entertainment/Leisure Time              06/16/99         1.90%
U.S.A. Floral Products, Inc.                    Distribution/Wholesale                  01/05/99         --
VerticalNet, Inc.                               Internet Content                        02/11/99         --
WinStar Communications, Inc.                    Communications                          07/07/99         1.75%
Yankee Candle Company, Inc. (The)               Retailing                               10/05/99         0.91%
Young & Rubicam Inc.                            Advertising                             07/06/99         --

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

================================================================================================================
POSITIONS CLOSED (1/1/99-12/31/99)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                SECTOR                                DATE OF FINAL SALE     GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch Co.                 Retailing                                 09/10/99            228,795
Amazon.com, Inc.                        Retailing                                 07/27/99            520,465
Baker Hughes Inc.                       Energy                                    12/09/99           (163,639)
Bausch & Lomb, Inc.                     Healthcare                                10/29/99           (331,615)
BioChem Pharmaceuticals Inc., - ADR     Healthcare                                02/11/99            159,139
Buca, Inc.                              Restaurant & Food                         05/04/99             72,369
Closure Medical Corp.                   Healthcare                                04/20/99            222,988
DA Consulting Group, Inc.               Employee Staffing                         11/15/99           (187,977)
Data Processing Resources Corp.         Employee Staffing                         02/24/99            (30,010)
Dell Computer Corp. Call Option         Information Processing -
                                           Office Equipment                       03/20/99             30,480
Elan Corp., PLC ADR                     Healthcare                                07/07/99            191,216
Friede Goldman International, Inc.      Energy                                    03/12/99           (401,979)
Furniture Brands International, Inc.    Home/Office Furniture                     10/20/99           (352,986)
Hays Lemmerz International, Inc.        Automotive/Heavy Equipment                12/20/99           (528,610)
Herman Miller, Inc.                     Home/Office Furniture                     06/28/99            109,822
HON Industries, Inc.                    Home/Office Furniture                     06/18/99            (35,954)
Horace Mann Educators Corp.             Insurance                                 06/28/99            513,121
Interim Services, Inc.                  Employee Staffing                         08/18/99            159,692
internet.com LLC                        Information Processing - Services         07/22/99             18,623
iVillage Inc.                           Internet Content                          04/01/99              8,000
Juniper Networks, Inc.                  Information Processing - Services         11/04/99             18,017
Keebler Foods Co.                       Food/Beverage                             06/15/99            270,470
Knight/Trimark Group, Inc. Class A      Financial Services                        11/04/99           (359,474)
Knoll, Inc.                             Home/Office Furniture                     03/24/99             29,717
Lear Corp.                              Automotive/Heavy Equipment                08/12/99            263,698
North Fork Bancorporation, Inc.         Financial Services                        09/08/99           (196,110)
Orbital Sciences Corp.                  Communications                            03/12/99           (494,242)
PAREXEL International Corp.             Healthcare                                06/07/99           (381,806)
Penton Media, Inc.                      Communications                            09/30/99            (68,267)
Pepsi-Cola Puerto Rico Bottling Co.     Food/Beverage                             03/29/99              4,148
Premier Parks, Inc.                     Entertainment/Leisure Time                08/10/99            456,470
Quintiles Transnational Corp.           Healthcare                                06/29/99            (87,636)
Saks Inc.                               Retailing                                 08/03/99           (506,871)
Schlumberger Ltd.                       Industrial Products                       12/10/99            253,340
SPR, Inc.                               Information Processing - Services         03/15/99           (227,880)
Sterling Commerce, Inc.                 Information Processing - Services         08/18/99           (920,509)
Teleglobe, Inc.                         Communications                            06/28/99            140,197
U.S.A. Floral Products, Inc.            Distribution/Wholesale                    06/03/99           (146,631)
VerticalNet, Inc.                       Internet Content                          03/01/99              6,575
Washington Mutual, Inc.                 Financial Services                        08/04/99          1,156,648
Young & Rubicam Inc.                    Advertising                               11/22/99            118,454
Zions Bancorporation                    Financial Services                        08/13/99            654,353

SELECTED SPECIAL SHARES, INC.
COMPARISON OF SELECTED SPECIAL SHARES, INC. AND STANDARD & POOR'S 500
STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 1999.

         One Year .......................................      16.83%
         Five Years......................................      22.61%
         Ten Years.......................................      14.26%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1989. As the chart below shows, by December 31, 1999 the value of your investment would have grown to $37,961 - a 279.61% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

                                   S&P 500             SSS
                                   -------             ---
1989                              10,000.00         10,000.00
1990                               9,689.00          9,313.32
1991                              12,635.00         11,685.33
1992                              13,596.00         12,676.23
1993                              14,963.00         14,039.51
1994                              15,160.00         13,693.54
1995                              20,850.00         18,381.98
1996                              25,634.00         20,562.77
1997                              34,183.00         26,095.17
1998                              43,951.00         32,493.15
1999                              53,198.00         37,960.76

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
COMPARISON OF U.S. GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 1999.

         One Year .......................................     (1.97%)
         Five Years......................................       5.85%
         Ten Years.......................................       6.11%

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in U.S. Government Income Fund ("SUSGIF") on December 31, 1989. As the chart below shows, by December 31, 1999 the value of your investment would have grown to $18,094 - an 80.94% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

1904           Lehman Index        SUSGIF
----           ------------        ------
1989            10,000.00         10,000.00
1990            10,956.00         10,853.36
1991            12,505.58         12,327.00
1992            13,377.32         12,965.66
1993            14,481.65         13,991.67
1994            14,185.18         13,612.71
1995            16,239.52         15,792.23
1996            16,883.76         16,242.07
1997            18,178.09         17,617.43
1998            19,749.45         17,429.07
1999            19,837.22         18,094.43

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
DECEMBER 31, 1999

                                                                                                        VALUE
SHARES                                            SECURITY                                             (NOTE 1)
==================================================================================================================
COMMON STOCK - (98.28%)

  ADVERTISING AGENCIES - (0.09%)
       220,000   WPP Group PLC...................................................................   $    3,447,050
                                                                                                    --------------
  AGRICULTURAL - (0.22%)
       228,900   Monsanto Co.....................................................................        8,154,562
                                                                                                    --------------
  BANKS AND SAVINGS & LOAN ASSOCIATIONS - (6.53%)
     1,596,800   Golden West Financial Corp. ....................................................       53,492,800
     1,275,302   U.S. Bancorp....................................................................       30,368,129
     3,906,560   Wells Fargo Co. ................................................................      157,971,520
                                                                                                    --------------
                                                                                                       241,832,449
                                                                                                    --------------
  BUILDING MATERIALS - (3.81%)
       930,600   Martin Marietta Materials, Inc..................................................       38,154,600
     2,602,400   Masco Corp. ....................................................................       66,035,900
       924,100   Vulcan Materials Co. ...........................................................       36,906,244
                                                                                                    --------------
                                                                                                       141,096,744
                                                                                                    --------------
  CONSUMER PRODUCTS - (1.68%)
       266,400   Colgate-Palmolive Co. ..........................................................       17,316,000
       370,000   Gillette Co. ...................................................................       15,239,375
     1,287,500   Philip Morris Cos., Inc. .......................................................       29,853,906
                                                                                                    --------------
                                                                                                        62,409,281
                                                                                                    --------------
  DIVERSIFIED - (2.66%)
         1,754   Berkshire Hathaway Inc., Class A*...............................................       98,399,400
            16   Berkshire Hathaway Inc., Class B *..............................................           29,280
                                                                                                    --------------
                                                                                                        98,428,680
                                                                                                    --------------
  DIVERSIFIED MANUFACTURING - (1.84%)
     1,750,000   Tyco International Ltd. ........................................................       68,031,250
                                                                                                    --------------
  ELECTRONICS - (8.78%)
       708,000   Applied Materials, Inc.*........................................................       89,650,500
       126,960   Koninklijke Philips Electronics N.V.............................................       17,139,600
       558,750   Molex Inc. .....................................................................       31,639,219
     1,930,000   Texas Instruments Inc. .........................................................      186,968,750
                                                                                                    --------------
                                                                                                       325,398,069
                                                                                                    --------------
  ENERGY - (1.79%)
       418,021   Devon Energy Corp. .............................................................       13,742,440
     1,158,200   Dover Corp. ....................................................................       52,553,325
                                                                                                    --------------
                                                                                                        66,295,765
                                                                                                    --------------
  FINANCIAL - (18.38%)
     1,491,500   American Express Co. ...........................................................      247,956,875
     3,153,142   Citigroup, Inc. ................................................................      175,196,452
     1,505,000   Freddie Mac.....................................................................       70,829,062
     3,213,100   Household International, Inc. ..................................................      119,687,975

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
SHARES                                            SECURITY                                             (NOTE 1)
==================================================================================================================
COMMON STOCK - CONTINUED

  FINANCIAL - CONTINUED
       738,700   Providian Financial Corp........................................................   $   67,267,869
                                                                                                    --------------
                                                                                                       680,938,233
                                                                                                    --------------
  FOOD/BEVERAGE & RESTAURANT - (3.75%)
     3,450,000   McDonald's Corp. ...............................................................      139,073,125
                                                                                                    --------------
  HOTELS & MOTELS - (0.84%)
       988,700   Marriott International, Inc. ...................................................       31,205,844
                                                                                                    --------------
  INDUSTRIAL - (1.15%)
       824,700   Sealed Air Corp.*...............................................................       42,729,769
                                                                                                    --------------
  LIFE INSURANCE - (0.44%)
       510,700   UnumProvident Corp. ............................................................       16,374,319
                                                                                                    --------------
  INVESTMENT FIRMS - (5.30%)
       244,000   Donaldson, Lufkin & Jenrette, Inc. .............................................       11,803,500
     1,287,432   Morgan Stanley Dean Witter & Co. ...............................................      183,779,554
                                                                                                    --------------
                                                                                                       195,583,054
                                                                                                    --------------
  PHARMACEUTICAL AND HEALTH CARE - (4.94%)
     1,826,900   American Home Products Corp. ...................................................       72,048,369
       166,000   Bristol-Myers Squibb Co. .......................................................       10,655,125
       200,000   Merck & Co., Inc. ..............................................................       13,412,500
       900,000   Pfizer Inc......................................................................       29,193,750
       895,600   SmithKline Beecham PLC - ADR....................................................       57,710,225
                                                                                                    --------------
                                                                                                       183,019,969
                                                                                                    --------------
  PROPERTY/CASUALTY INSURANCE - (7.83%)
     1,628,217   American International Group, Inc. .............................................      176,050,963
       288,400   Chubb Corp. (b).................................................................       16,240,525
       556,700   Progressive Corp. (Ohio) (b)....................................................       40,708,687
       732,200   Transatlantic Holdings, Inc. (b)................................................       57,157,363
                                                                                                    --------------
                                                                                                       290,157,538
                                                                                                    --------------
  PUBLISHING - (2.54%)
       173,400   Dow Jones & Co., Inc. ..........................................................       11,791,200
       483,300   Gannett Co., Inc. ..............................................................       39,419,156
        50,000   Harcourt General, Inc. .........................................................        2,012,500
       740,000   Tribune Co. ....................................................................       40,746,250
                                                                                                    --------------
                                                                                                        93,969,106
                                                                                                    --------------
  REAL ESTATE - (2.10%)
        77,000   Avalonbay Communities, Inc. ....................................................        2,642,062
     1,451,194   Centerpoint Properties Corp. (d)................................................       52,061,585
        70,000   Centerpoint Properties Corp. Private (c)(d).....................................        2,448,469
       411,000   Crescent Real Estate Equities Co. ..............................................        7,552,125
       400,400   Vornado Realty Trust............................................................       13,013,000
                                                                                                    --------------
                                                                                                        77,717,241
                                                                                                    --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
SHARES                                            SECURITY                                             (NOTE 1)
==================================================================================================================
COMMON STOCK - CONTINUED

  RETAIL - (0.06%)
        86,171   The Neiman Marcus Group, Inc., Class B*.........................................   $    2,321,231
                                                                                                    --------------
  TECHNOLOGY - (17.93%)
     1,885,975   Hewlett-Packard Co. ............................................................      214,883,276
       995,000   Intel Corp. ....................................................................       81,838,750
     1,430,000   International Business Machines Corp............................................      154,440,000
       597,300   Lexmark International Group, Inc., Class A*.....................................       54,055,650
     1,211,900   Novell, Inc.*...................................................................       48,324,513
       790,000   Oracle Corp.*...................................................................       88,480,000
       276,400   SAP AG-ADR (b)..................................................................       14,390,075
       243,000   Unisys Corp.*...................................................................        7,760,813
                                                                                                    --------------
                                                                                                       664,173,077
                                                                                                    --------------
  TELECOMMUNICATIONS - (5.49%)
       100,000   Agilent Technologies, Inc.*.....................................................        7,731,250
        80,000   AT&T Corp. .....................................................................        4,060,000
       450,500   Globalstar Telecommunications Ltd.* (b).........................................       19,822,000
     1,186,200   Loral Space & Communications, Ltd.* (b).........................................       28,839,488
       672,300   MediaOne Group, Inc.*...........................................................       51,641,044
       620,000   Motorola, Inc. .................................................................       91,295,000
                                                                                                    --------------
                                                                                                       203,388,782
                                                                                                    --------------
  WASTE MANAGEMENT SERVICES - (0.13%)
       290,000   Waste Management, Inc...........................................................        4,984,375
                                                                                                    --------------

                    Total Common Stock - (identified cost $2,008,124,807)........................    3,640,729,513
                                                                                                    --------------


  CONVERTIBLE PREFERRED STOCK - (0.24%)
       271,600   Rouse Co., $3.00, Series B, Conv. Pfd. - (identified cost $13,421,189)..........        8,860,950
                                                                                                    --------------

  PREFERRED STOCK - (0.81%)
        49,700   SAP AG, Pfd (b) - (identified cost $17,126,155).................................       29,939,035
                                                                                                    --------------
  SHORT TERM INVESTMENTS - (0.62%)
   $23,050,000   Lehman Brothers Repurchase  Agreement, 2.80%, 01/03/00, dated 12/31/99, repurchase value $23,055,378 (collateralized  by $ 23,559,000 par value
                   U.S. Treasury Nts., 5.625%-7.125%, 01/15/00-05/15/08, market value
                   $23,513,784) - (identified cost $23,050,000)..................................       23,050,000
                                                                                                    --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
                                                                                                       (NOTE 1)
==================================================================================================================
                 Total Investments - ( 99.95%) - (identified cost $2,061,722,151) - (a)..........   $3,702,579,498
                 Other Assets Less Liabilities - (0.05%).........................................        1,790,031
                                                                                                    --------------
                    Net Assets - (100%)..........................................................   $3,704,369,529
                                                                                                    ==============

*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $2,061,722,151. At
December 31, 1999, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                 Unrealized appreciation.........................................................   $1,712,668,966
                 Unrealized depreciation.........................................................      (71,811,619)
                                                                                                    --------------
                    Net unrealized appreciation .................................................   $1,640,857,347
                                                                                                    ==============

(b) Loaned security - See Note 7 of Notes to Financial Statements

(c) Restricted security - See Note 8 of Notes to Financial Statements.

(d) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 1999. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 1999 amounts to $54,510,054. Transactions during the period in which the issuers were affiliates are as follows:

                             Shares               Gross        Gross         Shares                Dividend
Security                     December 31, 1998    Additions    Reductions    December 31, 1999     Income
--------                     -----------------    ---------    ----------    -----------------     ------
Centerpoint Properties
      Corporation                  1,451,194           -          -               1,451,194       2,178,518

Centerpoint Properties
      Corporation Private             70,000           -          -                  70,000         105,083

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
DECEMBER 31, 1999

                                                                                                        VALUE
SHARES                                            SECURITY                                             (NOTE 1)
==================================================================================================================
COMMON STOCK - (99.37%)

  APPAREL - (2.12%)
        40,000   Ann Taylor Stores Corp.*........................................................   $    1,377,500
        60,000   Cutter & Buck, Inc.*............................................................          907,500
                                                                                                    --------------
                                                                                                         2,285,000
                                                                                                    --------------
  CHEMICALS/METALS - (2.68%)
        25,000   Minerals Technologies, Inc......................................................        1,001,563
        50,000   OM Group, Inc...................................................................        1,721,875
         2,403   Phelps Dodge Corp...............................................................          161,301
                                                                                                    --------------
                                                                                                         2,884,739
                                                                                                    --------------
  COMMUNICATIONS - (4.31%)
        10,000   Earthlink Network, Inc.*........................................................          425,000
        30,000   MCI Worldcom, Inc.*.............................................................        1,590,000
         3,000   Telephone and Data Systems, Inc.................................................          378,000
         5,000   TranSwitch Corp.*...............................................................          362,500
        25,000   WinStar Communications, Inc.*...................................................        1,878,125
                                                                                                    --------------
                                                                                                         4,633,625
                                                                                                    --------------
  ELECTRONICS - (12.83%)
        60,000   Flextronics International Ltd.*.................................................        2,760,000
        40,000   Jabil Circuit, Inc.*............................................................        2,920,000
        20,000   KLA - Tencor Corp.*.............................................................        2,226,250
        27,000   Linear Technology Corp..........................................................        1,932,187
        60,000   Teradyne, Inc.*.................................................................        3,960,000
                                                                                                    --------------
                                                                                                        13,798,437
                                                                                                    --------------
  EMPLOYEE STAFFING - (7.07%)
        38,000   Heidrick & Struggles International, Inc.*.......................................        1,550,875
        39,000   Keane, Inc.*....................................................................        1,238,250
        91,180   Labor Ready, Inc.*..............................................................        1,105,558
        70,000   On Assignment, Inc.*............................................................        2,073,750
        40,000   Robert Half International, Inc.*................................................        1,142,500
        40,000   ServiceMaster Co. (The).........................................................          492,500
                                                                                                    --------------
                                                                                                         7,603,433
                                                                                                    --------------
  ENERGY - (2.87%)
        50,000   Diamond Offshore Drilling, Inc. ................................................        1,528,125
        50,500   Nabors Industries, Inc.*........................................................        1,562,344
                                                                                                    --------------
                                                                                                         3,090,469
                                                                                                    --------------
  ENTERTAINMENT/LEISURE TIME - (5.64%)
        49,000   Cinar Corp., Class B*...........................................................        1,212,750
        70,000   Imax Corp.*.....................................................................        1,916,250
        25,000   SFX Entertainment, Inc.*........................................................          904,688
        20,000   Univision Communications, Inc. Class A*.........................................        2,043,750
                                                                                                    --------------
                                                                                                         6,077,438
                                                                                                    --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
SHARES                                            SECURITY                                             (NOTE 1)
==================================================================================================================
COMMON STOCK - CONTINUED

  FINANCIAL SERVICES - (9.74%)
        45,000   Blackrock, Inc.*................................................................   $      773,438
        72,000   Charles Schwab Corp. (The)......................................................        2,763,000
        15,100   Federated Investors, Inc. Class B...............................................          302,944
        60,000   Firstar Corp....................................................................        1,267,500
        35,000   H&R Block, Inc..................................................................        1,531,250
        44,000   Northern Trust Corp.............................................................        2,348,500
        40,000   TCF Financial Corp..............................................................          995,000
        30,000   TD Waterhouse Group, Inc.*......................................................          493,125
                                                                                                    --------------
                                                                                                        10,474,757
                                                                                                    --------------
  HEALTHCARE - (3.71%)
        50,000   Cardinal Health, Inc............................................................        2,393,750
        30,000   Focal, Inc.*....................................................................          116,250
        15,000   Sepracor, Inc.*.................................................................        1,487,813
                                                                                                    --------------
                                                                                                         3,997,813
                                                                                                    --------------
  HOME/OFFICE FURNITURE - (2.89%)
        45,000   Ethan Allen Interiors, Inc......................................................        1,442,812
        77,600   Leggett & Platt, Inc............................................................        1,663,550
                                                                                                    --------------
                                                                                                         3,106,362
                                                                                                    --------------
  INDUSTRIAL PRODUCTS - (5.05%)
        15,000   Grainger, W.W., Inc.*...........................................................          717,188
        15,600   Illinois Tool Works, Inc........................................................        1,053,975
        70,156   Molex Inc., Class A.............................................................        3,139,481
        10,000   Sealed Air Corp.*...............................................................          518,125
                                                                                                    --------------
                                                                                                         5,428,769
                                                                                                    --------------
  INFORMATION PROCESSING - OFFICE EQUIPMENT - (4.13%)
        25,000   Dell Computer Corp.*............................................................        1,273,437
        35,000   Lexmark International Group, Inc. Class A*......................................        3,167,500
                                                                                                    --------------
                                                                                                         4,440,937
                                                                                                    --------------
  INFORMATION PROCESSING - SERVICES - (10.90%)
        70,000   Computer Sciences Corp.*........................................................        6,623,750
        30,000   DST Systems, Inc.*..............................................................        2,289,375
        25,000   OneSource Information Services, Inc.*...........................................          335,938
        56,625   Paychex, Inc....................................................................        2,261,461
         6,000   ProBusiness Services, Inc.*.....................................................          215,250
                                                                                                    --------------
                                                                                                        11,725,774
                                                                                                    --------------
  INFORMATION PROCESSING - SOFTWARE - (3.21%)
        50,000   Legato Systems, Inc.*...........................................................        3,437,500
           100   Red Hat, Inc.*..................................................................           21,106
                                                                                                    --------------
                                                                                                         3,458,606
                                                                                                    --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
SHARES                                            SECURITY                                             (NOTE 1)
==================================================================================================================
COMMON STOCK - CONTINUED

  REAL ESTATE SERVICES - (0.55%)
        50,000   Jones Lang LaSalle, Inc.*.......................................................   $      593,750
                                                                                                    --------------
  RETAILING - (18.90%)
        30,000   Cheap Tickets, Inc.*............................................................          410,625
        55,000   CVS Corp........................................................................        2,196,562
           100   FreeMarkets, Inc.*..............................................................           34,131
        45,000   Home Depot, Inc. (The)..........................................................        3,085,311
        40,400   Kohl's Corp.*...................................................................        2,916,375
        20,000   Office Depot, Inc.*.............................................................          218,750
        50,000   Tandy Corp......................................................................        2,459,375
        90,000   Tiffany & Co....................................................................        8,032,500
        60,000   Yankee Candle Company, Inc. (The)*..............................................          978,750
                                                                                                    --------------
                                                                                                        20,332,379
                                                                                                    --------------
  TRANSPORTATION - (2.77%)
        40,000   Kansas City Southern Industries, Inc............................................        2,985,000
                                                                                                    --------------

                    Total Common Stock - (identified cost $58,492,093)...........................      106,917,288
                                                                                                    --------------

                 Total Investments - (99.37%) - (identified cost $58,492,093) - (a)..............      106,917,288
                 Other Assets Less Liabilities - (0.63%).........................................          674,475
                                                                                                    --------------
                    Net Assets - (100%)..........................................................   $  107,591,763
                                                                                                    ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $58,595,734. At December
31, 1999, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                 Unrealized appreciation.........................................................   $   51,019,290
                 Unrealized depreciation.........................................................       (2,697,736)
                                                                                                    --------------
                    Net unrealized appreciation .................................................   $   48,321,554
                                                                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
DECEMBER 31, 1999

                                                                                                        VALUE
PRINCIPAL                                         SECURITY                                             (NOTE 1)
==================================================================================================================
MORTGAGES - (33.53%)

  FREDDIE MAC POOLS - (10.59%)
    $  478,991   7.00%, 12/01/15, Pool No. D9-1178 - (identified cost $481,236)..................   $      467,562
                                                                                                    --------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (22.94%)
        10,175   6.34%, 09/20/23, Pool No. 008299 (b)............................................           10,270
        13,174   6.375%, 01/20/24, Pool No. 008360 (b)...........................................           13,389
     1,016,418   7.00%, 10/15/24, Pool No. 780385................................................          988,467
                                                                                                    --------------
                    Total GNMA - (identified cost $1,026,431)                                            1,012,126
                                                                                                    --------------

                    Total Mortgages - (identified cost $1,507,667)...............................        1,479,688
                                                                                                    --------------

  U.S. TREASURY NOTES - (22.37%)
       500,000   United States Treasury Notes, 5.625%, 09/30/01..................................          495,000
       500,000   United States Treasury Notes, 6.25%, 02/15/07...................................          491,955
                                                                                                    --------------
                    Total U.S. Treasury Notes - (identified cost $1,002,989)                               986,955
                                                                                                    --------------

  GOVERNMENT AGENCY NOTES - (33.23%)
     1,500,000   Freddie Mac, 6.25%, 07/15/04 - (identified cost $1,491,833).....................        1,466,490
                                                                                                    --------------

  SHORT TERM INVESTMENTS - (9.45%)
       417,000   State Street Corporation Repurchase Agreement, 2.75%, 01/03/00, dated 12/31/99, repurchase value of $417,096 (collateralized by $450,000 par value
                   Fannie Mae DN, Zero Cpn., 08/17/00, market value $433,125) -
                   (identified cost $417,000)....................................................          417,000
                                                                                                    --------------

                 Total Investments - (98.58%) - (identified cost $4,419,489) - (a)...............        4,350,133
                 Other Assets Less Liabilities- (1.42%)..........................................           62,665
                                                                                                    --------------
                    Net Assets - (100%)..........................................................   $    4,412,798
                                                                                                    ==============

(a) Aggregate cost for Federal Income Tax purposes is $4,419,489. At December 31, 1999, unrealized appreciation
(depreciation) of securities for Federal Income Tax purposes is as follows:

                 Unrealized appreciation.........................................................   $        2,177
                 Unrealized depreciation.........................................................          (71,533)
                                                                                                    --------------
                    Net unrealized depreciation..................................................   $      (69,356)
                                                                                                    ==============

(b) The interest rates on floating rate securities, shown as of December 31, 1999, may change monthly or less frequently and are based on indices of market interest rates.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
DECEMBER 31, 1999

                                                                                                        VALUE
PRINCIPAL                                                                                              (NOTE 1)
==================================================================================================================
FANNIE MAE - (16.97%)

$    2,000,000   5.65%, 01/11/00 Discount Note...................................................   $    1,996,861
     3,000,000   5.54%, 01/18/00 (b).............................................................        2,999,420
       100,000   6.10%, 02/10/00.................................................................          100,000
     1,000,000   5.91%, 02/25/00.................................................................        1,000,050
     2,120,000   5.04%, 04/06/00.................................................................        2,115,722
     2,800,000   9.05%, 04/10/00.................................................................        2,824,662
     1,000,000   6.59%, 04/17/00 ................................................................        1,002,456
     1,500,000   4.98%, 04/20/00 ................................................................        1,496,708
     2,500,000   5.12%, 05/12/00 ................................................................        2,494,583
       200,000   5.72%, 05/22/00 ................................................................          199,892
     1,000,000   6.41%, 05/22/00 ................................................................        1,002,736
     1,055,000   5.67%, 05/26/00 ................................................................        1,054,164
     2,000,000   5.934%, 09/06/00 (b)............................................................        1,998,862
     2,000,000   6.269%, 12/08/00 (b)............................................................        1,998,169
                                                                                                    --------------
                    Total Fannie Mae - (identified cost $22,284,285).............................       22,284,285
                                                                                                    --------------

FEDERAL FARM CREDIT BANK - (4.98%)
     1,000,000   6.286%, 03/01/00 (b)............................................................          999,867
     1,000,000   6.279%, 03/10/00 (b)............................................................          999,844
       300,000   6.09%, 04/03/00 ................................................................          300,053
       250,000   6.17%, 06/07/00 ................................................................          250,175
     2,000,000   5.755%, 07/03/00 (b)............................................................        1,997,004
     2,000,000   6.316%, 09/01/00 (b)............................................................        1,999,600
                                                                                                    --------------
                    Total Federal Farm Credit Bank - (identified cost $6,546,543)................        6,546,543
                                                                                                    --------------

FEDERAL HOME LOAN BANK - (41.48%)
     4,000,000   5.893%, 01/21/00 (b)............................................................        3,999,554
     1,000,000   5.61%, 01/26/00 (b).............................................................          999,874
    15,000,000   5.00%, 01/28/00 Discount Note...................................................       14,943,750
     1,500,000   5.57%, 02/02/00 Discount Note...................................................        1,492,573
     1,000,000   6.124%, 02/18/00 ...............................................................        1,000,413
       450,000   5.15%, 03/08/00 ................................................................          449,535
     1,500,000   5.16%, 03/08/00 ................................................................        1,498,471
     2,500,000   4.81%, 03/22/00 ................................................................        2,495,425
     2,500,000   5.075%, 04/28/00 ...............................................................        2,495,160
     1,500,000   6.00%, 04/28/00 (b).............................................................        1,499,182
     2,500,000   5.05%, 05/19/00 ................................................................        2,492,819
     1,000,000   5.26%, 05/26/00 ................................................................          997,918

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
PRINCIPAL                                                                                              (NOTE 1)
==================================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$    2,500,000   5.56%, 05/30/00 Discount Note...................................................   $    2,442,083
       500,000   5.625%, 06/02/00................................................................          499,528
     2,000,000   5.94%, 06/13/00.................................................................        2,000,719
     2.000,000   6.00%, 07/05/00.................................................................        2,002,134
       250,000   5.50%, 07/14/00.................................................................          249,385
     4,500,000   5.56%, 07/14/00.................................................................        4,493,003
     1,030,000   5.89%, 07/24/00.................................................................        1,030,268
       150,000   5.62%, 08/10/00.................................................................          149,611
     1,000,000   5.47%, 08/17/00.................................................................          996,792
       500,000   5.875%, 09/07/00................................................................          499,748
       760,000   5.75%, 09/15/00.................................................................          758,332
     2,000,000   5.924%, 10/04/00 (b)............................................................        1,999,152
     3,000,000   5.15%, 10/13/00 (b).............................................................        3,000,000
                                                                                                    --------------
                    Total Federal Home Loan Bank - (identified cost $54,485,429).................       54,485,429
                                                                                                    --------------

FREDDIE MAC - (26.18%)
     2,000,000   5.52%, 01/03/00 Discount Note...................................................        1,999,387
     2,000,000   5.50%, 01/04/00 Discount Note...................................................        1,999,083
       540,000   6.55%, 01/04/00.................................................................          539,961
     2,287,000   5.45%, 01/05/00 Discount Note...................................................        2,285,615
     2,000,000   5.244%, 01/06/00 Discount Note..................................................        1,998,543
     2,000,000   5.52%, 01/10/00 Discount Note...................................................        1,997,240
     2,000,000   5.60%, 01/11/00 Discount Note...................................................        1,996,889
     1,000,000   5.47%, 01/12/00 Discount Note...................................................          998,329
     1,000,000   5.51%, 01/13/00 Discount Note...................................................          998,163
     5,000,000   5.40%, 02/03/00 Discount Note...................................................        4,975,250
     7,285,000   5.395%, 02/25/00 Discount Note..................................................        7,224,954
     2,000,000   5.60%, 02/29/00 Discount Note...................................................        1,981,644
       400,000   6.155%, 09/15/00................................................................          400,342
     5,000,000   5.815%, 01/10/01 (b)............................................................        4,995,250
                                                                                                    --------------
                    Total Freddie Mac - (identified cost $34,390,650)............................       34,390,650
                                                                                                    --------------

SALLIE MAE - (7.71%)
       125,000   6.113%, 02/11/00 (b)............................................................          124,994
     5,000,000   6.063%, 06/30/00 (b)............................................................        4,999,403
     5,000,000   6.163%, 11/15/00 (b)............................................................        4,997,865
                                                                                                    --------------
                    Total Sallie Mae - (identified cost $10,122,262).............................       10,122,262
                                                                                                    --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
DECEMBER 31, 1999

                                                                                                        VALUE
PRINCIPAL                                                                                              (NOTE 1)
==================================================================================================================
OTHER SHORT TERM INVESTMENTS - (6.14%)
$    8,062,000   Lehman Brothers Repurchase Agreement, 2.80%, 01/03/00, dated 12/31/99, repurchase value 8,063,881 (collateralized  by $8,005,000 par value
                   U.S. Treasury Nts., 7.125%, 02/29/00, market value $8,226,182)
                   - (identified cost $8,062,000)................................................   $    8,062,000
                                                                                                    --------------

                 Total Investments - (103.46%) - (identified cost $135,891,169) - (a)............      135,891,169
                 Liabilities Less Other Assets - (3.46%).........................................       (4,548,756)
                                                                                                    --------------
                    Net Assets - (100%)..........................................................   $  131,342,413
                                                                                                    ==============

(a) Aggregate cost for Federal income tax purposes is $135,891,169.

(b) The interest rates on floating rate securities, shown as of December 31, 1999, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities variable rates.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 1999

                                                                                                    U.S.
                                                                SELECTED         SELECTED        GOVERNMENT         DAILY
                                                                AMERICAN         SPECIAL           INCOME        GOVERNMENT
                                                                 SHARES           SHARES            FUND            FUND
                                                             --------------    ------------      ----------     ------------
ASSETS:
   Investments in securities, at value * (see
      accompanying Schedules of Investments)
      Unaffiliated companies................................ $3,648,069,444    $106,917,288      $4,350,133     $135,891,169
      Affiliated companies..................................     54,510,054         -               -               -
   Collateral for securities loaned (Note 7)................     61,815,150         -               -               -
   Prepaid expenses.........................................         54,149                             421            3,397
   Cash.....................................................        100,627         -                 3,130           11,390
   Receivables:
      Dividends and interest................................      2,644,586          47,861          71,852          887,392
      Capital stock sold....................................      4,245,743       1,037,095         -                 11,574
      Investment securities sold............................       -                570,293         -              -
      Due from adviser......................................       -                -                 4,143        -
                                                             --------------    ------------      ----------     ------------
   Total assets.............................................  3,771,439,753     108,572,537       4,429,679      136,804,922
                                                             --------------    ------------      ----------     ------------
LIABILITIES:
   Return of collateral for securities loaned (Note 7)......     61,815,150         -               -               -
   Payables:
      Capital stock reacquired..............................      1,922,545          50,463              44           28,650
      Investment securities purchased.......................       -                -               -              4,995,250
   Cash overdraft...........................................       -                796,831         -              -
   Accrued expenses.........................................      3,310,121         133,480           6,938           94,284
   Distributions payable....................................         22,408         -                 9,899          344,325
                                                             --------------    ------------      ----------     ------------
            Total liabilities...............................     67,070,224         980,774          16,881        5,462,509
                                                             --------------    ------------      ----------     ------------

NET ASSETS ................................................. $3,704,369,529    $107,591,763      $4,412,798     $131,342,413
                                                             ==============    ============      ==========     ============

SHARES OUTSTANDING (NOTE 5).................................    103,476,373       6,654,711         527,282      131,342,413
                                                             ==============    ============      ==========     ============

NET ASSET VALUE, offering and
      redemption price per share (Net
      Assets ( shares outstanding)..........................         $35.80          $16.17           $8.37            $1.00
                                                             ==============    ============      ==========     ============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock .................... $1,930,660,413    $ 57,634,787      $4,567,798     $118,208,172
   Additional paid-in capital...............................    129,345,466       1,663,678          52,728       13,134,241
   Overdistributed net investment income....................       (189,015)         (7,745)           (842)       -
   Accumulated net realized gain/(loss).....................      3,695,318        (124,152)       (137,530)       -
   Net unrealized appreciation (depreciation) on
      investments...........................................  1,640,857,347      48,425,195         (69,356)       -
                                                             --------------    ------------      ----------     ------------
                                                             $3,704,369,529    $107,591,763      $4,412,798     $131,342,413
                                                             ==============    ============      ==========     ============

* Including repurchase agreements of $23,050,000, $417,000, and $8,062,000 for Selected American Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $2,061,722,151, $58,492,093, $4,419,489 and $135,891,169 for Selected American Shares, Selected Special Shares, U.S. Government Income Fund and Daily Government Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the year ended December 31, 1999

                                                                                          U.S.
                                                      SELECTED         SELECTED        GOVERNMENT       DAILY
                                                      AMERICAN         SPECIAL           INCOME      GOVERNMENT
                                                       SHARES           SHARES            FUND          FUND
                                                    ------------      -----------      ---------     ----------
INVESTMENT  INCOME (LOSS):
Income:
   Dividends
      Unaffiliated companies......................  $ 33,788,841      $   395,739      $    -        $   -
      Affiliated companies........................     2,283,601            -               -            -
   Interest.......................................     1,765,627          171,011         345,744     6,596,893
   Lending fees...................................       206,039            -               -            -
                                                    ------------      -----------      ----------    ----------
         Total income.............................    38,044,108          566,750         345,744     6,596,893
                                                    ------------      -----------      ----------    ----------
Expenses:
   Management fees (Note 2).......................    18,609,966          664,862          22,738       386,543
   Custodian fees.................................       452,019           24,072          11,590        19,616
   Transfer agent fees............................     1,961,534          126,783          12,563        59,532
   Audit fees.....................................        25,828           11,552           6,903        10,417
   Legal fees.....................................       103,838           14,788             500        12,289
   Reports to shareholders........................       419,895           12,983             702        19,814
   Directors fees and expenses....................       284,125            7,189           1,118        12,728
   Registration and filing fees...................       126,642           27,755          12,417        27,108
   Miscellaneous..................................        80,855            3,691           4,365         6,059
   Payments under distribution plan (Note 3)......     8,130,115          241,616          13,441       322,120
                                                    ------------      -----------      ----------    ----------
         Total expenses...........................    30,194,817        1,135,291          86,337       876,226
         Expenses paid indirectly (Note 6)........        (6,692)            (615)           (124)         (256)
         Reimbursement of expenses by
            adviser (Note 2)......................        -                 -             (17,544)       -
                                                    ------------      -----------      ----------    ----------
         Net expenses.............................    30,188,125        1,134,676          68,669       875,970
                                                    ------------      -----------      ----------    ----------
         Net investment income (loss).............     7,855,983         (567,926)        277,075     5,720,923
                                                    ------------      -----------      ----------    ----------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from
      investment transactions.....................   135,025,695        4,921,785        (137,530)       -
   Net increase (decrease) in unrealized
      appreciation of investments
      during the period...........................   457,447,484       11,104,600        (250,320)       -
                                                    ------------      -----------      ----------    ----------
   Net realized and unrealized
            gain (loss) on investments............   592,473,179       16,026,385        (387,850)       -
                                                    ------------      -----------      ----------    ----------
      Net increase (decrease) in net
         assets resulting from
         operations...............................  $600,329,162      $15,458,459      $ (110,775)   $5,720,923
                                                    ============      ===========      ==========    ==========

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1999

                                                                                             U.S.
                                                          SELECTED          SELECTED      GOVERNMENT        DAILY
                                                          AMERICAN           SPECIAL        INCOME       GOVERNMENT
                                                           SHARES            SHARES          FUND           FUND
                                                       --------------     ------------    ----------    ------------
OPERATIONS:
     Net investment income (loss)..................... $    7,855,983     $   (567,926)   $  277,075    $  5,720,923
     Net realized gains/(losses) from
        investment transactions.......................    135,025,695        4,921,785      (137,530)         -
     Net increase (decrease) in unrealized
        appreciation of investments...................    457,447,484       11,104,600      (250,320)         -
                                                       --------------     ------------    ----------    ------------
     Net increase (decrease) in net
        assets resulting from operations..............    600,329,162       15,458,459      (110,775)      5,720,923

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:
     Net investment income............................     (7,855,983)         -            (277,075)     (5,720,923)
     Realized gains from investment
        transactions..................................   (148,111,926)      (6,184,763)      (27,599)         -
     Return of capital................................       -                  (1,137)     -                 -
     Distribution in excess of net investment
        income........................................       -                 -                (840)         -

CAPITAL SHARE TRANSACTIONS
     (NOTE 5).........................................    354,101,450        3,675,089    (1,407,546)      5,139,905
                                                       --------------     ------------    ----------    ------------

Total increase (decrease) in net assets...............    798,462,703       12,947,648    (1,823,835)      5,139,905

NET ASSETS:
     Beginning of period..............................  2,905,906,826       94,644,115     6,236,633     126,202,508
                                                       --------------     ------------    ----------    ------------
     End of period.................................... $3,704,369,529     $107,591,763    $4,412,798    $131,342,413
                                                       ==============     ============    ==========    ============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1998

                                                                                        U.S.
                                                     SELECTED         SELECTED       GOVERNMENT        DAILY
                                                     AMERICAN          SPECIAL         INCOME       GOVERNMENT
                                                      SHARES           SHARES           FUND           FUND
                                                  --------------     -----------     ----------    ------------
OPERATIONS:
     Net investment income (loss)...............  $   13,186,512     $  (485,392)    $  312,283    $  5,765,931
     Net realized gains from                                                             97,915
        investment transactions.................      29,504,571       7,077,136                        -
     Net increase (decrease) in unrealized
        appreciation of investments.............     345,128,542      11,375,084        (62,420)        -
                                                  --------------     -----------     ----------    ------------
     Net increase in net
        assets resulting from operations........     387,819,625      17,966,828        347,778       5,765,931

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:
     Net investment income......................     (13,186,512)       -              (312,283)     (5,765,931)
     Realized gains from investment
        transactions............................     (23,381,397)     (7,866,840)       (16,994)         -
     Dividend in excess of net investment
        income..................................        (180,435)       -                 -              -

CAPITAL SHARE TRANSACTIONS
     (NOTE 5)...................................     333,180,761       9,613,669        256,546       8,731,677
                                                  --------------     -----------     ----------    ------------

Total increase in net assets....................     684,252,042      19,713,657        275,047       8,731,677

NET ASSETS:
     Beginning of period........................   2,221,654,784      74,930,458      5,961,586     117,470,831
                                                  --------------     -----------     ----------    ------------
     End of period..............................  $2,905,906,826     $94,644,115     $6,236,633    $126,202,508
                                                  ==============     ===========     ==========    ============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1999

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

     American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

     Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

     Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

     An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. FEDERAL INCOME TAXES - It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 1999, Selected Special Shares had approximately $20,510 of post October losses available to offset future capital gains which expire in 2008. At December 31, 1999, Selected U.S. Government Income had approximately $137,350 of capital loss carryovers and post October losses available to offset future capital gains which expire in 2007 and 2008.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1999

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

E. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds' has adopted a non funded retirement plan for the Fund's independent directors/trustees. Benefits are based upon years of service and fees paid to each director/trustee during the years of service. During the year ended December 31, 1999, for Selected American Shares, a credit of $169,548 was made for the projected benefit obligations, resulting in an accumulated liability of $265,987. During the year ended December 31, 1999, for Selected Special Shares, a credit of $4,124 was made for the projected benefit obligations, resulting in an accumulated liability of $7,745. During the year ended December 31, 1999, for Selected U.S. Government Income, a credit of $94 was made for the projected benefit obligations, resulting in an accumulated liability of $412. During the year ended December 31, 1999, for Selected Daily Government, a credit of $1,897 was made for the projected benefit obligations, resulting in an accumulated liability of $8,020.

The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all for a portion of annual fees they are entitled to receive from Selected American Shares and Selected Special Shares. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, for Selected American Shares, amounts have been reclassified to reflect an increase in overdistributed net investment loss of $189,015 and a corresponding increase in accumulated net realized gain; for Selected Special Shares, amounts have been reclassified to reflect an increase in accumulated net investment income of $560,181, an increase in accumulated net realized loss of $115,809 and a decrease in additional paid in capital of $444,372; and for Selected U.S. Government Income, amounts have been reclassified to reflect a decrease in accumulated net realized loss of $858, an increase in overdistributed net investment loss of $842 and a decrease in additional paid in capital of $16.

NOTE 2 - INVESTMENT ADVISORY FEES

     Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next the next $1 billion, 0.52% of the average net assets on the next

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1999

================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES - (Continued)

$1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. The rate for Special Shares, Inc. is 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. Until August 1, 1999, the rate for U.S. Government Income Fund was 0.50% of average net assets. Effective August 1, 1999, the management fee was reduced to 0.30% of average net assets. The rate for the Daily Government Fund is 0.30% of average net assets.

     State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 1999 was $128,133, $13,951, $857 and $4,822 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain directors/trustees and officers of the Funds are also directors/trustees and officers of the general partner of the Adviser.

     The Adviser has agreed to reimburse the U.S. Government Income Fund for any Fund expenses in excess of 1.30% of average net assets.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION

     With respect to Special Shares, Inc., Bramwell Capital Management, Inc. ("Bramwell") also acts as sub-adviser and manages the day-to-day investment operations for the fund. The Fund pays no fees directly to Bramwell, who receives from the Adviser a percentage of the total annual investment advisory fees paid by the Fund to the Adviser.

     Each fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For American Shares, Inc., SCD received $140,159 in commissions on the purchases/sales of portfolio securities.

     For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the year ended December 31, 1999, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $8,130,115, $241,616, $13,441 and $322,120, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1999 were as follows:

                                      AMERICAN           SPECIAL      U.S. GOVERNMENT
                                     SHARES, INC.      SHARES, INC.       INCOME
                                     ------------      ------------       ------
Cost of purchases.................  $1,017,534,563   $   41,329,317   $    6,599,891
Proceeds of sales.................  $  676,278,985   $   41,307,345   $    7,898,285

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1999

================================================================================

NOTE 5 - CAPITAL STOCK

     At December 31, 1999, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At December 31, 1999, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At December 31, 1999, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 1999
                                                      -----------------------------------------------------------------
                                                        AMERICAN            SPECIAL            U.S.
                                                         SHARES             SHARES         GOVERNMENT         DAILY
                                                          INC.               INC.            INCOME         GOVERNMENT
                                                      ------------      ------------      ------------     ------------
Shares sold.........................................    22,168,838         1,447,351            66,570       15,388,012
Shares issued in reinvestment of distributions......     4,424,497           384,122            29,508        5,601,074
                                                      ------------      ------------      ------------     ------------
                                                        26,593,335         1,831,473            96,078       20,989,086
Shares redeemed.....................................   (16,364,757)       (1,586,891)         (258,633)     (15,849,181)
                                                      ------------      ------------      ------------     ------------
        Net increase (decrease).....................    10,228,578           244,582          (162,555)       5,139,905
                                                      ============      ============      ============     ============

Proceeds from shares sold...........................  $750,251,715       $21,526,141      $    584,615      $15,388,012
Proceeds from shares issued in
     reinvestment of distributions..................   150,287,145         5,672,955           255,999        5,601,074
                                                      ------------      ------------      ------------     ------------
                                                       900,538,860        27,199,096           840,614       20,989,086
Cost of shares redeemed.............................  (546, 437,410)     (23,524,007)       (2,248,160)     (15,849,181)
                                                      ------------      ------------      ------------     ------------
        Net increase (decrease).....................  $354,101,450      $  3,675,089      $ (1,407,546)    $  5,139,905
                                                      ============      ============      ============     ============

                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 1998
                                                      -----------------------------------------------------------------
                                                        AMERICAN            SPECIAL            U.S.
                                                         SHARES             SHARES         GOVERNMENT         DAILY
                                                          INC.               INC.            INCOME         GOVERNMENT
                                                      ------------      ------------      ------------     ------------
Shares sold.........................................    29,034,922         2,135,219           192,677       24,255,402
Shares issued in reinvestment of distributions......     1,213,367           527,262            30,016        5,746,130
                                                      ------------      ------------      ------------     ------------
                                                        30,248,289         2,662,481           222,693       30,001,532
Shares redeemed.....................................   (18,727,709)       (2,004,322)         (194,758)     (21,269,855)
                                                      ------------      ------------      ------------     ------------
        Net increase................................    11,520,580           658,159            27,935        8,731,677
                                                      ============      ============      ============     ============

Proceeds from shares sold...........................  $829,939,241      $ 29,840,446      $  1,747,977     $ 24,255,402
Proceeds from shares issued in
     reinvestment of distributions..................    35,183,278         7,182,421           271,717        5,746,130
                                                      ------------      ------------      ------------     ------------
                                                       865,122,519        37,022,867         2,019,694       30,001,532
Cost of shares redeemed.............................  (531,941,758)      (27,409,198)       (1,763,148)     (21,269,855)
                                                      ------------      ------------      ------------     ------------
        Net increase................................  $333,180,761      $  9,613,669      $    256,546     $  8,731,677
                                                      ============      ============      ============     ============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1999

================================================================================

NOTE 6 - CUSTODIAN FEES

     Under an agreement with the custodian bank, each fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the year ended December 31, 1999, such reductions amounted to $6,692, $615, $124 and $256 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

NOTE 7 - SECURITIES LOANED

     American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of December 31, 1999, the Fund had on loan securities valued at $60,227,928; cash of $61,815,150 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - RESTRICTED SECURITIES

     Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in American Shares, Inc. was $2,448,469, or 0.07% of the net assets as of December 31, 1999. Information concerning restricted securities is as follows:

                                                             Number of                   Valuation per Unit as
Fund           Security                  Acquisition Date      Shares     Cost per Unit  of December 31, 1999
----           --------                  ----------------      ------     -------------  --------------------
American       Centerpoint Properties
Shares, Inc.   Corp. Private                 04/02/98          70,000        $33.2595          $34.978125

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                           YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1999            1998            1997            1996            1995
                                                     ----            ----            ----            ----            ----
Net Asset Value, Beginning of Period.............. $  31.16        $  27.18        $  21.53        $  17.68        $  13.09
                                                   --------        --------        --------        --------        --------

Income From Investment Operations
---------------------------------
  Net Investment Income...........................      .15             .15             .16             .18             .22
  Net Realized and Unrealized
     Gains........................................     6.08            4.24            7.72            5.15            4.74
                                                   --------        --------        --------        --------        --------
     Total From Investment Operations.............     6.23            4.39            7.88            5.33            4.96

Dividends and  Distributions
----------------------------
  Dividends from Net Investment Income............     (.15)           (.15)           (.17)           (.17)           (.22)
  Distributions from Realized Gains...............    (1.44)           (.26)          (2.05)          (1.31)           (.15)
  Dividends in Excess of Net
     Investment Income............................      -               -              (.01)            -               -
                                                   --------        --------        --------        --------        --------
     Total Dividends and Distributions............    (1.59)           (.41)          (2.23)          (1.48)           (.37)
                                                   --------        --------        --------        --------        --------

Net Asset Value, End of Period.................... $  35.80        $  31.16        $  27.18        $  21.53        $  17.68
                                                   ========        ========        ========        ========        ========

Total Return(1)...................................    20.32%          16.27%          37.25%          30.74%          38.09%
--------------

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
     (000,000 omitted)............................   $3,704          $2,906          $2,222          $1,376            $926
  Ratio of Expenses to Average Net Assets.........      .93%            .94%            .96%           1.03%           1.09%
  Ratio of Net Investment Income to
     Average Net Assets...........................      .24%            .52%            .62%            .87%           1.42%
  Portfolio Turnover Rate(2)......................       21%             20%             26%             29%             27%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                         YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                     1999           1998           1997           1996           1995
                                                     ----           ----           ----           ----           ----
Net Asset Value, Beginning of Period.............. $   14.76      $   13.03      $   10.89      $   10.80       $   9.02
                                                   ---------      ---------      ---------      ---------      ---------

Income (Loss) From Investment Operations
----------------------------------------
  Net Investment Loss.............................      (.09)          (.08)          (.07)           -              -
  Net Realized and Unrealized Gains...............      2.47           3.14           2.83           1.27           3.04
                                                   ---------      ---------      ---------      ---------      ---------
     Total From Investment Operations.............      2.38           3.06           2.76           1.27           3.04

Dividends and Distributions
---------------------------
  Distributions from Realized Gains...............      (.97)         (1.33)          (.62)         (1.18)         (1.26)
  Return of Capital...............................       -   (1)        -              -              -              -
                                                   ---------      ---------      ---------      ---------      ---------
     Total Dividends and Distributions............      (.97)         (1.33)          (.62)         (1.18)         (1.26)
                                                   ---------      ---------      ---------      ---------      ---------

Net Asset Value, End of Period.................... $   16.17      $   14.76      $   13.03      $   10.89      $   10.80
                                                   =========      =========      =========      =========      =========

Total Return(2)...................................     16.83%         24.52%         26.91%         11.86%         34.24%
--------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period (000 omitted).........  $107,592        $94,644        $74,930        $62,435        $58,975
  Ratio of Expenses to Average Net Assets ........      1.17%          1.26%(3)       1.28%          1.33%          1.48%
  Ratio of Net Investment Loss to Average
     Net Assets...................................      (.59)%         (.58)%         (.60)%         (.66)%         (.58)%
  Portfolio Turnover Rate(4)......................        44%            41%            51%            98%           127%

(1) Less than $0.005 per share.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for the period ended December 31, 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                            YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------------
                                                     1999            1998             1997             1996             1995
                                                     ----            ----             ----             ----             ----
Net Asset Value, Beginning of Period..............  $  9.04         $  9.01          $  8.90          $  9.20          $  8.45
                                                    -------         -------          -------          -------          -------
Income From Investment Operations
---------------------------------
  Net Investment Income...........................      .45             .47              .51              .53              .54
     Net Realized and Unrealized
        Gains (Losses)............................     (.62)            .06              .11             (.28)             .78
                                                    -------         -------          -------          -------          -------
     Total From Investment Operations.............     (.17)            .53              .62              .25             1.32

Dividends and Distributions
---------------------------
  Dividends from Net Investment Income............     (.45)           (.47)            (.51)            (.53)            (.54)
  Distributions from Realized Gains...............     (.05)           (.03)             -               (.02)            (.03)
                                                    -------         -------          -------          -------          -------
     Total Dividends and Distributions............     (.50)           (.50)            (.51)            (.55)            (.57)
                                                    -------         -------          -------          -------          -------

Net Asset Value, End of Period....................  $  8.37         $  9.04          $  9.01          $  8.90          $  9.20
                                                    =======         =======          =======          =======          =======

Total Return(1)...................................    (1.97)%          5.90%            7.32%            2.85%           15.97%
---------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period (000 omitted).........   $4,413          $6,237           $5,962           $6,934           $7,811
  Ratio of Expenses to Average Net Assets ........     1.28%(2)        1.52%(2),(3)     1.50%(2)         1.44%(2)         1.44%(2)
  Ratio of Net Investment Income to
     Average Net Assets...........................     5.15%           5.17%            5.79%            5.96%            6.09%
  Portfolio Turnover Rate(4)......................      134%             36%              16%              26%              76%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 would have been 1.61%, 1.62%, 1.60%, 1.67% and 1.58%, respectively.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for the period ended December 31, 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                           YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                   1999             1998             1997             1996             1995
                                                   ----             ----             ----             ----             ----
Net Asset Value, Beginning of Period............  $ 1.000          $ 1.000          $ 1.000          $ 1.000          $ 1.000
                                                  -------          -------          -------          -------          -------
Income From Investment Operations
---------------------------------
  Net Investment Income.........................     .044             .047             .048             .046             .051

Dividends and Distributions
---------------------------
  Dividends from Net Investment Income..........    (.044)           (.047)           (.048)           (.046)           (.051)
                                                  -------          -------          -------          -------          -------

Net Asset Value, End of Period..................  $ 1.000          $ 1.000          $ 1.000          $ 1.000          $ 1.000
                                                  =======          =======          =======          =======          =======

Total Return(1).................................     4.48%            4.85%           4.91%             4.70%            5.23%

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period (000 omitted)....... $131,342         $126,203         $117,471          $112,674         $184,603
  Ratio of Expenses to Average Net Assets.......      .68%             .71%            .70%              .75%             .75%(2)
  Ratio of Net Investment Income
     to Average Net Assets......................     4.44%            4.74%           4.80%             4.62%            5.13%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended 1995 would have been 0.78%.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
INCOME TAX INFORMATION (UNAUDITED)
December 31, 1999

================================================================================

     In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the funds during calendar year 1999. Regulations of the U.S. Treasury Department require the funds to report this information to the Internal Revenue Service.

SELECTED AMERICAN SHARES, INC.

     Distributions of $1.59 per share were paid to shareholders during the calendar year 1999, of which $1.44 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the calendar year ended 1999 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

SELECTED SPECIAL SHARES, INC.
     Distributions of $0.97 per share were paid to shareholders during the calendar year 1999, of which $0.97 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the calendar year ended 1999 are eligible for the corporate dividend-received deduction.

SELECTED U.S. GOVERNMENT INCOME FUND

     Distributions of $0.498362 per share were paid to shareholders during the calendar year 1999, of which $0.05 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the calendar year ended 1999 are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

SELECTED FUNDS
INDEPENDENT AUDITORS' REPORT

================================================================================

To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust:

          We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund (a series of Selected Capital Preservation Trust) and Daily Government Fund (a series of Selected Capital Preservation Trust) including the schedules of investments as of December 31, 1999 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion on this information.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December 31, 1999, the results of operations for the year then ended, and the changes in net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                                KPMG LLP

Denver, Colorado
February 4, 2000

                                SELECTED
                                 FUNDS

              2949 East Elvira Road, Tucson, Arizona 85706

================================================================================
DIRECTORS                              OFFICERS
William P. Barr                        James J. McMonagle
Floyd A. Brown                            Chairman
Andrew A. Davis                        Christopher C. Davis
Christopher C. Davis                      President - Selected American
Jerome Hass                                Shares & Selected Special
James J. McMonagle                        Shares
Katherine L. MacWilliams               Creston A. King
Richard O'Brien                           President - Selected U.S.
Larry Robinson                            Government Income Fund &
Marsha Williams                           Selected Daily Government
                                          Fund
                                       Kenneth C. Eich
                                          Vice President
                                       Sharra L. Reed
                                          Vice President, Treasurer
                                          & Assistant Secretary
                                       Thomas D. Tays
                                          Vice President
                                          & Secretary
                                       Arthur Don
                                          Assistant Secretary
                                       Sheldon R. Stein
                                          Assistant Secretary

INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive
Chicago, Illinois  60601-4205

================================================================================
FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

Davis Selected Advisers, L.P.
Family of Funds

Selected American Shares
Selected Special Shares
Selected U.S. Government Income Fund
Selected Daily Government Fund

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

Transfer Agent and Custodian
State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243

Legal Counsel
D'Ancona & Pflaum
111 E. Wacker Dr., Suite 2800
Chicago, IL 60601-4205

Auditors
KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202


800-243-1575
www.selectedfunds.com